Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this “Agreement”), dated as of August 14, 2024, and to be effective as of the Closing of the Business Combination (each, as defined in the Recitals below), is made and entered into by and among, and/or is binding upon: Silexion Therapeutics Corp (formerly known as Biomotion Sciences), an exempted company incorporated under the Laws of the Cayman Islands (“TopCo” or the “Company”); Moringa Acquisition Corp, a Cayman Islands exempted company (“Moringa”); Moringa Sponsor, L.P., a Cayman Islands exempted limited partnership (which is referred to, together with its wholly-owned subsidiary, Moringa Sponsor US L.P., a Delaware limited partnership, as the “Sponsor”); those individuals and/or entities holding an interest in the Sponsor to whom Sponsor Investment Shares (as defined in the Recitals below) have been distributed concurrently with the Closing of the Business Combination (the “Sponsor Distributees”); Greenstar, L.P., a Cayman Islands exempted limited partnership (the “PIPE Investor”); EarlyBirdCapital, Inc. (the “Representative”); and those security holders of Silexion Therapeutics Ltd., an Israeli company (“Silexion”), whose names appear on the signature pages hereto, who will become shareholders of the Company upon the Closing of the Business Combination (the “New Shareholders”, and together with the Sponsor, the Sponsor Distributees, the PIPE Investor, the Representative, and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, being referred to herein as a “Holder” and collectively as the “Holders”).

RECITALS

WHEREAS, Moringa, the Sponsor and the Representative are parties to that certain Registration Rights Agreement dated as of February 19, 2021 (the “Prior Moringa Agreement”);

WHEREAS, pursuant to the closing of the transactions (collectively, the “Closing”) under that certain Amended and Restated Business Combination Agreement, dated as of April 3, 2024, by and among TopCo, Moringa, August M.S. Ltd., an Israeli company and a wholly-owned subsidiary of TopCo (“Merger Sub 1”), Moringa Acquisition Merger Sub Corp, an exempted company incorporated under Laws of the Cayman Islands and a wholly-owned subsidiary of TopCo (“Merger Sub 2”), and Silexion (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement”), (i) Merger Sub 2 shall be merged with and into Moringa (the “SPAC Merger”), with Moringa surviving the SPAC Merger and consequently becoming a wholly-owned subsidiary of TopCo, and (ii) following the SPAC Merger, Merger Sub 1 shall be merged with and into Silexion (the “Acquisition Merger” and, together with the SPAC Merger, the “Mergers” and each individually, the “Merger”), with Silexion as the surviving entity of such Acquisition Merger and consequently becoming a wholly-owned subsidiary of TopCo;

WHEREAS, each Moringa Class A Ordinary Share and Moringa Class B Ordinary Share (each, as defined below), and each ordinary share of Silexion and each preferred share of Silexion, outstanding as of the time of the Closing will automatically convert into the right to receive a certain number of ordinary shares, par value $0.0001 per share, of the Company (“Ordinary Shares”) at set ratios for the former shareholders of Moringa and Silexion, respectively, on the terms and conditions provided in the Business Combination Agreement, and the Sponsor, the Representative and the New Shareholders will hold Ordinary Shares as a result of that conversion;

WHEREAS, pursuant to Section 5.5 of the Prior Moringa Agreement, the Prior Moringa Agreement can be amended with the written consent of Moringa and the holders of at least a majority in interest of the Registrable Securities (as defined under the Prior Moringa Agreement) at the time in question, and the Sponsor holds such majority of the Registrable Securities currently outstanding and can therefore consent to such amendment, including the assignment of Moringa’s obligations under the Prior Moringa Agreement to the Company pursuant hereto (notwithstanding the restriction on such assignment in Section 5.2 of the Prior Moringa Agreement), as reflected in the terms of this Agreement, and all holders of Registrable Securities under the Prior Moringa Agreement will be bound by this Agreement;

WHEREAS, prior to Moringa’s initial public offering (the “IPO”), the Sponsor was issued, in a private placement, an aggregate of 2,875,000 Class B ordinary shares, par value $0.0001 per share, of Moringa (“Moringa Class B Ordinary Shares”), of which 2,874,999 were previously converted, on a one-for-one basis, into Moringa’s Class A ordinary shares, par value $0.0001 per share, of the Company (“Moringa Class A Ordinary Shares”), and of which 1,308,000 shares (“Moringa Founders Shares”) will be surrendered by the Sponsor to Moringa, for cancellation, pursuant to the Business Combination Agreement, whereas 1,567,000 Moringa Founders Shares will be, in lieu of surrender, instead transferred by Sponsor to certain investors pursuant to “backstop” arrangements in accordance with the terms of the Business Combination Agreement prior to the SPAC Merger (such transferred Moringa Founders Shares that remain outstanding as of the Closing and are converted into Ordinary Shares upon the Closing, the “Founders Shares”);

WHEREAS, the Founders Shares are subject to a certain lock-up period following the closing of the Business Combination (the “Closing”) under the terms of that certain letter agreement, dated as of February 16, 2021, by and among Moringa, the Sponsor, and the directors and officers of Moringa as of the time of the IPO (the “Insider Letter”), and the Business Combination Agreement requires that Moringa, TopCo and the Sponsor eliminate such lock-up as described in this Agreement, such that the Founders Shares will not be subject to any lock-up period following the Closing, which amounts to an effective amendment to the Insider Letter, which is being consented to by Moringa and the Sponsor via their entry into this Agreement, in accordance with Section 11 of the Insider Letter;

WHEREAS, prior to the IPO, the Representative was issued in a private placement and pursuant to certain transfers, 100,000 Moringa Class A Ordinary Shares, which will be converted into Ordinary Shares on a one-for-one basis upon the Closing (such Ordinary Shares received upon such conversion, the “Representative Shares”);

WHEREAS, concurrently with the IPO, Moringa entered into that certain Private Units Purchase Agreement, dated as of February 19, 2021, with the Sponsor (the “Sponsor Private Units Purchase Agreement”), pursuant to which the Sponsor purchased, simultaneously with the closing of the IPO, an aggregate of 352,857 units (each, a “Moringa Unit”) at a purchase price of $10.00 per Moringa Unit, with each Moringa Unit comprised of one Moringa Class A Ordinary Share and one-half of one redeemable warrant, with each such whole warrant entitling the holder thereof to purchase one Moringa Class A Ordinary Share at a price of $11.50, and all of such Moringa Units will be separated immediately prior to the SPAC Merger into component Moringa Class A Ordinary Shares and Moringa warrants, each of which, upon the SPAC Merger, will be deemed transferred to TopCo and automatically deemed for all purposes to represent only the right to receive one Ordinary Share and a warrant to purchase Ordinary Shares, all on the terms set forth in the Business Combination Agreement (such Ordinary Shares and warrants issued to the Sponsor, each a “Sponsor Private Placement Share” and “Sponsor Private Placement Warrant”, respectively);

WHEREAS, simultaneously with its entry into the Sponsor Private Units Purchase Agreement and in connection with the IPO, Moringa entered into that certain Private Units Purchase Agreement, dated as of February 19, 2021, with the Representative (the “Representative Private Units Purchase Agreement”), pursuant to which the Representative purchased, simultaneously with the closing of the IPO, an aggregate of 27,143 Moringa Units at a purchase price of $10.00 per Moringa Unit, with each such Moringa Unit comprised of one Moringa Class A Ordinary Share and one-half of one redeemable warrant, with each such whole warrant entitling the holder thereof to purchase one Moringa Class A Ordinary Share at a price of $11.50, and all of such Moringa Units will be separated immediately prior to the SPAC Merger into component Moringa Class A Ordinary Shares and Moringa warrants, each of which, upon the SPAC Merger, will be deemed transferred to TopCo and automatically deemed for all purposes to represent only the right to receive one Ordinary Share and a warrant to purchase Ordinary Shares, all on the terms set forth in the Business Combination Agreement (such Ordinary Shares and warrants issued to the Representative, each a “Representative Private Placement Share” and “Representative Private Placement Warrant”, respectively, and together with the Sponsor Private Placement Shares and Sponsor Private Placement Warrants, the “Private Placement Shares” and “Private Placement Warrants” respectively, collectively);

WHEREAS, the Sponsor and Representative possessed certain registration rights with respect to the Moringa Class A Ordinary Shares and Moringa warrants purchased under the Sponsor Private Units Purchase Agreement and Representative Private Units Purchase Agreement, respectively, under the Prior Moringa Agreement, which rights are being affirmed in this Agreement with respect to the Private Placement Shares and Private Placement Warrants that will be issued to them pursuant to the Business Combination Agreement;

WHEREAS, the Sponsor loaned to Moringa funds as working capital and for contributions to Moringa’s trust account prior to the Closing, for which the obligation to repay those loan amounts is being assigned by Moringa to TopCo in connection with the Closing of the Business Combination, and which loan amounts may therefore potentially be (i) converted into Ordinary Shares by the Sponsor, or (ii) repaid by the Company via the issuance of Ordinary Shares to the Sponsor (any such Ordinary Shares issuable to the Sponsor pursuant to conversion or repayment, “Note Shares”), under the terms of an Amended and Restated Promissory Note, dated as of the date of the Closing, being issued by the Company to the Sponsor (the “Sponsor Promissory Note”), and the Sponsor Promissory Note provides that the Sponsor shall have registration rights under this Agreement with respect to the Note Shares issuable to the Sponsor;

WHEREAS, pursuant to the waiver letter entered into on June 18, 2024 under the Business Combination Agreement, the Sponsor will receive, upon completion of the Business Combination, 1,382,325 Ordinary Shares in respect of an investment of at least $350,000 in TopCo that Sponsor was to have made, but which was waived by Silexion as a condition to Closing under the Business Combination, and certain of those Ordinary Shares are being distributed to Sponsor Distributees upon the Closing (the Ordinary Shares held by the Sponsor and/or the Sponsor Distributees as of the Closing in respect of such waived investment in TopCo, the “Sponsor Investment Shares”);

WHEREAS, the PIPE Investor is investing $200,000 in Moringa, and will receive in respect thereof 2,000,000 Moringa Class A Ordinary Shares, immediately prior to the SPAC Merger, and upon the SPAC Merger, those Moringa Class A Ordinary Shares will be exchanged for 200,000 Ordinary Shares (such Ordinary Shares to be received by the PIPE Investor in respect of such actual investment, the “PIPE Shares”);

WHEREAS, the Company and the Holders desire to enter into, and/or will be bound by, this Agreement, pursuant to which Moringa’s obligations under the Prior Moringa Agreement are being assigned by Moringa and assumed by the Company, and the Holders’ rights under the Prior Moringa Agreement are being amended and restated, and superseded, in their entirety, by the rights set forth in this Agreement, as pertaining to the securities of the Company held by them, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or any principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble to this Agreement.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall have the meaning given in the Recitals hereto.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble to this Agreement.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in subsection 2.1.1.

“Form S-3” shall have the meaning given in subsection 2.3.

“Founders Shares” shall have the meaning given in the Recitals hereto.

“Holders” shall have the meaning given in the Preamble.

“Insider Letter” shall have the meaning given in the Recitals hereto.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Moringa” shall have the meaning given in the Preamble to this Agreement.

“Moringa Units” shall have the meaning given in the Recitals hereto.

“New Shareholders” shall have the meaning given in the Preamble to this Agreement.

“New Shareholders Lock-up Period” shall mean, (A) with respect to 50% of the Ordinary Shares received by a New Shareholder upon the Closing, the period ending on the earlier of (i) six (6) months after the completion of the Business Combination, and (ii) the date on which the Company will consummate a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after the Business Combination that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (B) with respect to the other 50% of the Ordinary Shares received by a New Shareholder upon the Closing, the period ending on the earliest of (x) six (6) months after the date of the consummation of the Business Combination, (y) the date on which the Company consummates a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after the Business Combination that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property, or (z) the date on which the last reported sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period (for the sake of clarity, Ordinary Shares received by a New Shareholder upon the Closing upon exchange for an equity grant of Silexion as to which vesting was accelerated upon the Closing are not subject to the New Shareholders Lock-up Period);

“Note Shares” shall have the meaning given in the Recitals hereto.

“Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of, (i) in the case of the Sponsor and Sponsor Distributees, the Sponsor Investment Shares Lock-up Period or Private Placement Lock-up Period, as the case may be, hereunder, (ii) in the case of the Representative, the Representative Shares Lock-up Period or Private Placement Lock-up Period, as the case may be, (iii) in the case of a New Shareholder, the New Shareholders Lock-up Period, and (iv) in the case of any Permitted Transferee receiving Registrable Securities, prior to the expiration of the applicable lock-up period under the relevant joinder agreement between such Holder and the Company, based on the same definition of “Permitted Transferee” as applied to the Holder that transferred the Registrable Securities to him, her or it.

“PIPE Investor” shall have the meaning given in the Recitals hereto.

“PIPE Shares” shall have the meaning given in the Recitals hereto.

“Private Placement Shares” shall have the meaning given in the Recitals hereto.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Prior Moringa Agreement” shall have the meaning given in the Recitals hereto.

“Private Placement Lock-up Period” shall mean, with respect to Private Placement Shares and the Private Placement Warrants that are held by the initial holders thereof or their Permitted Transferees, and any of the Ordinary Shares issued or issuable upon the exercise of the Private Placement Warrants by the holders thereof or their Permitted Transferees, the period ending 30 days after the completion of the Business Combination.

“Private Placement Warrants” shall have the meaning given in the Recitals hereto.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the Founders Shares (if any), (b) the Private Placement Shares, (c) the Private Placement Warrants (including any Ordinary Shares issued or issuable upon the exercise of any such Private Placement Warrants), (d) the Representative Shares, (e) any outstanding Ordinary Shares or any other equity security (including the Ordinary Shares issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the Closing, (f) the Note Shares, (g) the Ordinary Shares issued to the New Shareholders pursuant to the Business Combination, (h) the Sponsor Investment Shares, (i) the PIPE Shares, and (j) any other equity security of the Company issued or issuable with respect to any such Ordinary Share by way of a share capitalization or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Ordinary Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) reasonable fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Representative” shall have the meaning given in the Recitals hereto.

“Representative Private Placement Shares” shall have the meaning given in the Recitals hereto.

“Representative Private Placement Warrants” shall have the meaning given in the Recitals hereto.

“Representative Shares” shall have the meaning given in the Recitals hereto.

“Representative Shares Lock-up Period” shall mean, with respect to the Representative Shares, the period ending three months after the completion of the Business Combination.

“Representative Private Units Purchase Agreement” shall have the meaning given in the Recitals hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Silexion” shall have the meaning given in the Preamble to this Agreement.

“Sponsor” shall have the meaning given in the Recitals hereto.

“Sponsor Distributees” shall have the meaning given in the Recitals hereto.

“Sponsor Investment Shares” shall have the meaning given in the Recitals hereto.

“Sponsor Investment Shares Lock-up Period” shall mean, (A) with respect to 50% of the Sponsor Investment Shares, the period ending on the earlier of (i) six (6) months after the completion of the Business Combination, and (ii) the date on which the Company will consummate a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after the Business Combination that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (B) with respect to the other 50% of the Sponsor Investment Shares, the period ending on the earliest of (x) six (6) months after the date of the consummation of the Business Combination, (y) the date on which the Company consummates a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after the Business Combination that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, or (z) the date on which the last reported sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period;

“Sponsor Private Placement Shares” shall have the meaning given in the Recitals hereto.

“Sponsor Private Placement Warrants” shall have the meaning given in the Recitals hereto.

“Sponsor Private Units Purchase Agreement” shall have the meaning given in the Recitals hereto.

“Sponsor Promissory Note” shall have the meaning given in the Recitals hereto.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II
REGISTRATIONS

2.1 Demand Registration.

2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the Closing of the Business Combination, any Holder holding Registrable Securities may make a written demand to the Company for Registration of its Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand, a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall (i) file a Registration Statement in respect of all Registrable Securities requested by the Sponsor and Requesting Holder(s) pursuant to such Demand Registration, not more than forty five (45) days immediately after the Company’s receipt of the Demand Registration, and (ii) effect the registration thereof as soon as practicable thereafter. Under no circumstances shall the Company be obligated to effect a Registration pursuant to a Demand Registration under this subsection 2.1.1 unless there are a minimum of 250,000 Registrable Securities that the Requesting Holders request to include in such Registration; provided that such minimum shall be adjusted to account for any recapitalization, share subdivision, combination of shares, merger, consolidation or reorganization of the Company that occurs after the date hereof). Furthermore, under no circumstances shall the Company be obligated to effect more than an aggregate of two (2) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form S-1 Registration have been sold, in accordance with Section 3.1 of this Agreement.

2.1.2 Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) the Sponsor thereafter affirmatively elects to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.3 Underwritten Offering. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, if the Sponsor so advises the Company as part of its Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of the Sponsor or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Sponsor.

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Sponsor and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Sponsor and the Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Sponsor and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Sponsor and Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Sponsor and Requesting Holders have requested be included in such Underwritten Registration) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Demand Registration Withdrawal. The Sponsor or a majority-in-interest of the Requesting Holders (if any), pursuant to a Registration under subsection 2.1.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If, at any time on or after the date the Company consummates the Business Combination, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Ordinary Shares that the Company desires to sell, taken together with (i) the Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the Ordinary Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata, based on the respective number of Registrable Securities that each Holder has so requested, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Ordinary Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3 Registrations on Form S-3. The Holders of Registrable Securities may at any time, and from time to time, after the Closing request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twelve (12) days after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $1,000,000.

2.4 Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period. Notwithstanding anything to the contrary contained in this Agreement, no Registration shall be effected or permitted and no Registration Statement shall become effective, with respect to any Registrable Securities held by any Holder, pursuant to any provision of this Agreement, until after the expiration of the Sponsor Investment Shares Lock-up Period, the Private Placement Lock-up Period, the Representative Shares Lock-up Period or the New Shareholders Lock-up Period, as the case may be.

ARTICLE III
COMPANY PROCEDURES

3.1 General Procedures. If at any time on or after the date the Company consummates a Business Combination the Company is required to effect the Registration of Registrable Securities, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the majority-in-interest of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 If the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $10,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Limitations on Registration Rights. Notwithstanding anything herein to the contrary, (i) the Representative may not exercise its rights under Sections 2.1 and 2.2 hereunder after February 16, 2026 and February 16, 2028, respectively, and (ii) the Representative may not exercise its rights under Section 2.1 more than one time.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V
MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to Moringa or to TopCo prior to the Closing, to: Moringa Acquisition Corp, 250 Park Avenue, 7th Floor, New York, NY 10017, Attention: Ilan Levin, Chief Executive Officer, email: ilan@moringaac.com, and, if to TopCo at or following the Closing, to TopCo, c/o Silexion Therapeutics Ltd., 2 Hamayan Street, Modi’in-Maccabim-Reut. 7177871, Attn: Ilan Hadar, Chief Executive Officer, email: ihadar@silexion.com, and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 Prior to the expiration of the Sponsor Investment Shares Lock-up Period, the Private Placement Lock-up Period, the Representative Shares Lock-up Period or the New Shareholders Lock-up Period, as the case may be, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee, but only if such Permitted Transferee agrees to become bound by the transfer restrictions set forth in this Agreement and other applicable agreements.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THE AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

5.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Prior Registration Rights; Amendment to Insider Letter re: Moringa Founders Shares. This Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions, including, without limitation, the Prior Moringa Agreement, and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. This Agreement furthermore constitutes an effective amendment to the Insider Letter, as Moringa and the Sponsor hereby consent, in accordance with Section 11 of the Insider Letter, to the release of transfer restrictions and lock-up restrictions on 1,567,000 Moringa Founders Shares under the Insider Letter and consent to the transfer by Sponsor of such shares to certain investors pursuant to “backstop” arrangements in accordance with the terms of the Business Combination Agreement prior to the SPAC Merger.

5.7 Term. This Agreement shall terminate upon the earlier of (i) the fifth (5th) anniversary of the Closing of the Business Combination or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities without registration pursuant to Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5 and Article IV shall survive any termination.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Registration Rights and Lock-Up Agreement to be executed as of the date first written above.

BIOMOTION SCIENCES
a Cayman Island exempted company

By:	/s/ Ilan Levin
	Name:	Ilan Levin
	Title:	Chief Executive Officer

MORINGA ACQUISITION CORP,
a Cayman Islands exempted company

By:	/s/ Ilan Levin
	Name:	Ilan Levin
	Title:	Chief Executive Officer

HOLDERS:

Holders include a majority of the Registrable Securities under the Prior Moringa Agreement who are entitled to consent, on behalf of all such Holders, to the amendment to the Prior Moringa Agreement reflected in this Agreement:

MORINGA SPONSOR, L.P., a Cayman Islands exempted limited partnership

By:	Moringa Partners Ltd., its sole General Partner

By:	/s/ Ilan Levin
	Name:	Ilan Levin
	Title:	Director

NEW SHAREHOLDERS:

WILDCAT PARTNER HOLDINGS LP

By:	/s/ Leonard A. Potter
	Name:	Leonard A. Potter
	Title:	President, Wildcat Capital Management, LLC

By:	/s/ Sherri Conn
	Name:	Sherri Conn
	Title:	Vice President, Wildcat Partner Holdings, LP

ILAN SHILOAH

/s/ Ilan Shiloah
Ilan Shiloah

AMOTZ SHEMI

/s/ Amotz Shemi
Amotz Shemi Ph.D

Guangzhou Sino-Israel Biotech Fund

	Name:	Dr. Yehoshua (Shuki) Gleitman
	Title:	Founding Partner and Chairman

By:	/s/ Ilan Shiloah
	Name:	Ilan Shiloah
	Title:	Investor

By:	/s/ Amotz Shemi
	Name:	Amotz Shemi Ph.D
	Title:	Co-Founder, Chief Executive Officer, Silexion Therapeutics Ltd.

SPONSOR DISTRIBUTEES:

RUTH ALON

/s/ Ruth Alon
Ruth Alon

ERIC BRACHFELD

/s/ Eric Brachfeld
Eric Brachfeld

MICHAEL BASCH

/s/ Michael Basch
Michael Basch

PIPE INVESTOR:

GREENSTAR, L.P.

By:	Moringa Partners Limited, its sole general
partner

By	/s/ Ilan Levin
	Name:	Ilan Levin
	Title:	Director

[Signature Page – Amended and Restated Registration Rights and Lock-Up Agreement of Silexion Therapeutics Corp]